                            SCHEDULE 14 C INFORMATION

                Information Statement Pursuant to Section 14 (c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

           / /    Preliminary Information Statement
           / /    Confidential for Use of the Commission (as permitted by
                  Rule 14c- 5(d)(2))

           /X/    Definitive Information Statement Only


                       CARING PRODUCTS INTERNATIONAL, INC.
                -------------------------------------------------
                  (Name of Registrant As Specified in Charter)

Payment of filing Fee (check the appropriate box):
           / /    No Fee Required
           /X/    Fee computed on table below per Exchange Act Rules
                  14c-5(g) and 0-11

(1)  Title of each class of securities to which transaction applies:
                     Common Stock, par value $0.01 per share
                    -----------------------------------------

(2)  Aggregate number of securities to which transaction applies:
                                    1,528,172
                    -----------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       $0.01 per share, based on one-third of the par value of the shares
                    -----------------------------------------

(4)  Proposed maximum aggregate value of transaction:
                                     $15,282
                    -----------------------------------------

(5) Total fee paid:
                                       $3
                    -----------------------------------------


          /X/     Fee paid previously with preliminary materials

          / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid.

                              INFORMATION STATEMENT

                                    SPIN-OFF
                                       OF
                      CREATIVE PRODUCTS INTERNATIONAL, INC.

          We are sending this Information Statement to you and all other holders of Caring Products International, Inc. ("Caring Products") common stock in connection with the spin-off of all of the shares of Creative Products International, Inc. ("Creative Products") owned by Caring Products, which now represents 80% of the issued and outstanding common stock of Creative Products. As part of the spin-off, we will distribute to each shareholder of record as of June 30, 1999 a dividend of one-half share of Creative Products' common stock for each share of Caring Products common stock that each shareholder of record owned on June 30, 1999. Following the spin-off, Creative Products will be a separate company, no longer owned in any way by Caring Products. Should you have any questions regarding this Information Statement or the spin-off, please contact Caring Products International, Inc., P.O. Box 9288, Seattle, Washington, 98109, at 206-523-7065.

          In reviewing this Information Statement, you should note the following:

          - WE ARE NOT ASKING YOU FOR A PROXY, AND WE REQUEST THAT YOU DO NOT SEND US A PROXY.

          - In assessing the impact of the spin-off on you, as a Caring Products shareholder, you should review the matters set forth under the caption "Risk Factors" beginning on page 4.

          - Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved our spin-off of Creative Products. The Securities and Exchange Commission has not passed upon the fairness or merits of the spin-off of Creative Products or upon the accuracy or adequacy of the information contained in this Information Statement.

          Please note that the Board of Directors of Caring Products unanimously approved the spin-off, as it believes that the spin-off is in the best interests of Caring Products and its shareholders.

          You will not need to pay any consideration or surrender or exchange your Caring Products common stock in order to receive Creative Products common stock. After the spin-off distribution, we expect, but cannot guarantee, that Creative Products may file an application to have the common stock of Creative Products traded on the OTC Bulletin Board.


          The date of this  Information  Statement is  November 24, 1999.
We mailed this Information Statement to Caring Products International, Inc. shareholders on or about November 26, 1999.

                                TABLE OF CONTENTS

                                                                         PAGE
                                                                         ----

SUMMARY..................................................................  1
RISK FACTORS.............................................................  4
CAUTIONARY STATEMENT REGARDING
FORWARD-LOOKING STATEMENTS............................................... 10
THE SPIN-OFF OF CREATIVE PRODUCTS........................................ 11
MANAGEMENT OF CREATIVE PRODUCTS FOLLOWING THE SPIN-OFF................... 14
SELECTED CREATIVE PRODUCTS FINANCIAL DATA................................ 15
MANAGEMENT'S DISCUSSION AND ANALYSIS OF
CREATIVE PRODUCTS OPERATIONS............................................. 19
DESCRIPTION OF CARING PRODUCTS' AND
CREATIVE PRODUCTS'CAPITAL STOCK.......................................... 21
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT........................................................... 23
INDEPENDENT ACCOUNTANTS.................................................. 24
WHERE YOU CAN FIND MORE INFORMATION...................................... 24

                                    SUMMARY

     The following summary answers certain questions you may have with respect to Caring Products' spin-off of Creative Products and highlights selected information from this Information Statement that is important to you. This summary does not contain all of the information about the spin-off. You should carefully read this entire Information Statement.

Q.   WHAT WILL HAPPEN IN THE SPIN-OFF?

     In the spin-off, Caring Products will distribute to its shareholders all of the shares of Creative Products common stock owned by Caring Products, which now represents 80% of the issued and outstanding common stock of Creative Products, by distributing one-half share of Creative Products' common stock for each share of Caring Products' common stock owned by shareholders of record on June 30, 1999. No fractional shares will be distributed through the spin-off. All fractional shares will be rounded up to the nearest whole share. To the extent necessary to round up fractional shares, Caring Products will subscribe for additional shares of Creative Products' common stock. After the spin-off, Creative Products will be a separate company, no longer owned in any way by Caring Products.

Q.   WHAT IS CREATIVE PRODUCTS?

     Creative Products was formed in March 1999 to pursue the commercialization of certain development stage, consumer and educational products geared to parents with children under the age of six, as well as certain internet based marketing and merchandising vehicles geared to the same target consumer market.

Q.   WHY ARE WE UNDERTAKING THE SPIN-OFF?

     The Board of Directors determined that the business aspects of Caring Products' primary line of adult incontinence products varies significantly from the children's product orientation of Creative Products' business. The Board of Directors believes that separating Creative Products' business from Caring Products' business will allow each company to focus on strategies that will benefit each company's own business. Further, the distribution channels and marketing strategy for the children's line includes the internet, marketing of animated properties and commercial media. These areas require a management team with different marketing and technical skills than healthcare and retail oriented incontinence product promotion.

Q. WHAT ARE THE PRINCIPAL DIFFERENCES BETWEEN CARING PRODUCTS AND CREATIVE PRODUCTS' BUSINESSES?

     Each company owns different brand names in very distinctive areas of consumer retailing. Creative Products' proposed line of children's products is typically marketed to parents with young children. Caring Products' line of adult incontinence products is typically marketed to individuals over the age of 60 or to their caregivers.

     The children's consumer and educational product line, if successful, may have certain product line extension opportunities through private label and licensing arrangements. The marketing, production and ongoing creative requirements of the two companies' product lines are also significantly different. It is anticipated that Creative Products' proposed children's product line will be distributed through a marketing partnership or strategic alliance with a company that has consumer product marketing or strong media and publishing resources. To date, Caring Products' adult product line has been sold to retail stores and other customers on a direct basis. In addition, it is expected that Creative Products will have a more active electronic commence component to its business.

Q.   WHAT WILL I RECEIVE IN THE SPIN-OFF?

     We are making a distribution of Creative Products' common stock to all holders of Caring Products' common stock. For every one share of Caring Products' common stock you owned on June 30, 1999, you will receive one-half of a share of Creative Products' common stock. No fractional shares will be issued. Instead, fractional shares will be rounded up to the nearest whole share. Shortly after the completion of the spin-off, you will receive Creative Products' stock certificates which represent your ownership in Creative Products.

Q. WHERE WILL CREATIVE PRODUCTS AND CARING PRODUCTS COMMON STOCK BE TRADED FOLLOWING THE SPIN-OFF?

     The common stock of Caring Products will continue to be traded on the OTC Bulletin Board under the symbol "BDRY." As of the date of this Information Statement, there is no public market for the common stock of Creative Products. We believe Creative Products plans to file for trading on the OTC Bulletin Board as soon as practicable following the completion of the spin-off.

Q. DO I HAVE TO PAY FEDERAL INCOME TAXES ON THE RECEIPT OF CREATIVE PRODUCTS COMMON STOCK?


     Assuming Caring Products, taking into consideration the gain recognized by Caring Products in this spin-off, does not have any current or accumulated earnings and profits, which cannot be determined until Caring Products' fiscal year-end, your receipt of the distribution will be subject to federal income taxation only to the extent that the fair market value of your Creative Products common stock exceeds the adjusted tax basis in your Caring Products common stock.


Q.   WHEN WILL THE SPIN-OFF OCCUR?

     We intend to complete the spin-off prior to December 31, 1999, but it could be delayed.

Q.   WHAT WILL CARING PRODUCTS' BUSINESS BE AFTER THE SPIN-OFF?

     Caring Products will continue to sell its adult incontinence products to surgical supply stores, drug store chains, independent pharmacies, catalogs and other businesses which serve a home consumer. In early 1999, the Board of Directors announced that it was reviewing various strategic alternatives to maximize shareholder value and conserve cash. Such alternatives, which the Board of Directors continues to review, may include the merger with another business or the licensing of its products to third parties.

Q.   WHAT WILL CREATIVE PRODUCTS' BUSINESS BE AFTER THE SPIN-OFF?

     Creative Products will be a separate public company that will own rights to certain patents, trademarks and copyrights related to various children's products. All of Creative Products' children's products are in the development stage. Following the spin-off, Creative Products intends to focus on the completion of the development and packaging of its core educational products, animated children's book titles and other companion products to potential consumer, media and publishing partners. These products include children's books, parent guide books, song tapes, videos and companion educational products that help parents teach young children good habits and social skills. The themes of the stories and companion teaching products and learning kits are designed to motivate children to learn new skills and accept new responsibilities, such as toilet training, with less frustration and tears. In addition to helping parents introduce the "basics" of various hygiene skills, the product line also addresses safety issues, good manners and how to behave when away from home. Many of these products feature Creative Products' own animated animal and children's characters. Creative Products will seek a multi-media presence for the animated character properties and branded story themes including educational, network or cable television, the internet, home video and published books. This family of branded educational products is intended to serve as a base for later entry into certain children's consumer product categories through licensing or private label arrangements.

     In addition to selling its branded products on-line, Creative Products anticipates offering several other electronic consumer services over the internet. These services may include free parenting tips, product coupons, and an interactive, educational "playground" for young children that may feature many of Creative Products' proprietary animated characters. In addition, Creative Products' internet services may include selective couponing and other merchandise promotional features.

Q. WILL CARING PRODUCTS AND CREATIVE PRODUCTS COMPETE AGAINST EACH OTHER AFTER THE SPIN-OFF?

     Based on each company's current business plan, it is not anticipated that they will compete against each other.

                                  RISK FACTORS

In assessing the impact of the spin-off on you, as a Caring Products' shareholder, you should be aware of the following risks relating to the spin-off and to Creative Products' operations:

CREATIVE PRODUCTS RECENTLY COMMENCED OPERATIONS AND IS SUBJECT TO RISKS ASSOCIATED WITH START-UP COMPANIES.

Creative Products was incorporated in March 1999. As a result, Creative Products' potential should be considered in light of the risks, expenses, and problems frequently encountered by companies in their early stage of development. Such risks include:

          -    the failure to anticipate and adapt to market conditions;

          -    the rejection of its products and services;

          -    development of superior products or services by competitors; and

          - the inability to identify, attract, retain, and motivate the qualified personnel it will need to expand its operations.

Since there is no operating history, an investor must consider the risks and difficulties frequently encountered by early stage companies in new and rapidly evolving markets such as the internet and highly competitive markets such as children's products and programming. These risks include Creative Products' ability to:

          -    complete core children's product development;

          -    establish marketing and distribution partners;

          -    increase product and brand loyalty;

          -    identify strategic relationships;

          -    attract a large audience to its internet site;

          - attract a large number of advertisers from a variety of industries;

          -    respond effectively to competitive pressures;

          -    continue to develop and upgrade technology;

          - continue to develop innovative and appealing products for children and adults; and

          -    attract, retain and motivate qualified personnel.

There can be no assurance that Creative Products will be successful in addressing these risks. There can be no assurance that Creative Products will achieve or sustain profitability or positive cash flow from its operations.


CREATIVE PRODUCTS IS PLANNING TO INTRODUCE SEVERAL NEW PRODUCTS, THE SUCCESS OF WHICH WILL DEPEND ON MANY FACTORS.

Creative Products' planned products have not been in the marketplace before, other than through limited test marketing of certain products, and as such there is no operating history upon which to evaluate if these products will be successful. Because Creative Products business varies significantly from Caring Products' business, it is impossible to forecast the scope, magnitude or timing of any future revenues, if any. Further, there is no assurance that Creative Products will be able to generate any advertising revenue from its web sites or enter into any strategic alliances for any of the planned retail products, media concepts and internet activities. Therefore, you should consider these prospects in light of the risks and uncertainties encountered by companies trying to establish a new line of business, particularly companies proposing to enter markets dominated by large and well-known competitors.

IF CREATIVE PRODUCTS NEEDS ADDITIONAL CAPITAL TO FUND ITS OPERATIONS, IT MAY NOT BE ABLE TO OBTAIN SUFFICIENT CAPITAL AND MAY BE FORCED TO LIMIT THE SCOPE OF ITS OPERATIONS.

Creative Products may not have enough capital to fund its future operations without additional capital investments. Creative Products anticipates that it will need additional capital resources to finance the completion of the product line, to launch its e-commerce business and produce intended children's songs, animated videos and television programming.

If Creative Products cannot obtain additional funding, it may be required to:

          -    reduce its investments in research and development;

          -    limit its marketing efforts;

          -    decrease the level of customer service and support; and

          -    decrease or eliminate capital expenditures.

Such reductions could materially adversely affect Creative Products' ability to compete.

Even if Creative Products finds a source of additional capital, it may not be able to negotiate terms and conditions for receiving the additional capital that are acceptable to it. Any future capital investments could dilute or otherwise materially adversely affect the holdings or rights of Creative Products' shareholders.

IF CREATIVE PRODUCTS IS UNABLE TO DEVELOP AND MAINTAIN A BRAND IDENTITY FOR ITS PRODUCTS AND SERVICES, IT MAY NOT BE ABLE TO ATTRACT CUSTOMERS OR EXPAND ITS BUSINESS.

Establishing and maintaining Creative Products' brands is and will continue to be an important aspect of Creative Products' efforts to:

          -    attract and expand its customer base;

          -    increase traffic on its internet properties;


          -    develop its advertising relationships; and

          - develop its relationships with manufacturers, distributors, and other vendors.

Promotion and enhancement of Creative Products' brands will depend on its success in providing high-quality products and services. Creative Products expects the importance of brand recognition to increase due to the number of competitors, many of which already have well established brand names.

The results of Creative Products' operations and financial condition will be materially and adversely affected if:

          -    it fails to promote its brand successfully;

          - it incurs excessive expenses in an attempt to promote and maintain its brand;

          - there is a breach or alleged breach of security or privacy involving its products or services;

          - a third party undertakes illegal or harmful actions utilizing its products or services;

          - visitors to its online properties, advertisers or other businesses do not perceive its existing services to be of high quality;

          - it introduces new services or enter into new business ventures that are not favorably received;

          -    it is forced to alter or modify its brand image; or

          - it elects or is forced to abandon or modify any of the names or marks that it uses in connection with its business.

CREATIVE PRODUCTS MAY BE SUBJECT TO LEGAL LIABILITY FOR ITS ONLINE SERVICES.

Creative Products plans to offer a wide variety of services that enable individuals to exchange information, generate content, conduct business, and engage in various online activities. The law relating to the liability of providers of these online services for activities of their users is currently unsettled. Claims could be brought against it for:

          -    defamation;

          -    negligence;

          -    copyright or trademark infringement;

          -    tort (including personal injury);

          -    fraud; or

          -    other legal theories.

Third parties could bring claims against Creative Products for a variety of reasons, including, but not limited to, damage arising from:

          - third-party products, services or content Creative Products offers under its brands or via distribution on the internet;

          - products, services, or content Creative Products markets, broadcasts or provides through the internet; or

          - erroneous information Creative Products provides though the internet.

In the past, these types of claims have been brought against companies with operations similar to that of Creative Products. Investigating and defending any of these types of claims can be expensive, even if the claims do not result in liability.

CREATIVE PRODUCTS E-COMMERCE ACTIVITIES MAY EXPOSE IT TO UNCERTAIN LEGAL RISKS AND POTENTIAL LIABILITIES.

Creative Products may enter into agreements with sponsors, content providers, service providers and merchants under which it is entitled to receive a share of revenue from the purchase of goods and services by users of Creative Products web sites. These types of arrangements may expose Creative Products to potential liabilities relating to those products and services. Creative Products does not maintain, and does not anticipate maintaining in the future, any liability insurance. As a result, Creative Products is exposed to the risk that it could be forced to cover the entire cost of any such claims. If such a claim results in liability, Creative Products could suffer a material financial crisis that would require it to liquidate some or all of its assets or cause it to become insolvent. Even to the extent these types of claims do not result in material liability, investigating and defending such claims can be expensive.

CREATIVE PRODUCTS MUST ATTRACT AND RETAIN QUALIFIED EMPLOYEES.

Current economic conditions make it difficult to attract, compensate and retain qualified employees. As of the date of this Information Statement Susan A. Schreter is the sole employee of Creative Products. Creative Products expects to hire additional personnel and expand its management team. Creative Products' success will depend on getting the right people involved in the continued growth and development of Creative Products. Its business could be materially adversely affected if it is not able to attract new, qualified employees or to retain and motivate its existing employee.

Creative Products is in the process of organizing a management team, with appropriate marketing, internet architecture and maintenance, and media property development, media production and internet advertising experience. In addition, Creative Products is in the process of locating and securing corporate office space and establishing a full-service corporate headquarters with supporting financial, administrative and investor relations staff.

Creative Products depends on the continued service of its current and future key personnel. The loss of any key employee could dramatically affect Creative Products' productivity until it finds and trains a replacement.

Creative Products does not maintain key person life insurance for any of its personnel. As a result, it is, exposed and in the future may be exposed, to the costs associated with the death of one or more of its key employees. These risks include:

          -    costs of finding and training a replacement;

          -    loss of institutional memory; and

          -    reduction in its productivity.

THERE IS SIGNIFICANT COMPETITION IN THE MARKETPLACE WHICH MAY HINDER CREATIVE PRODUCTS' ABILITY TO ESTABLISH DISTRIBUTION FOR ITS PRODUCTS.

Children's books, consumer products geared to young children, toilet training products, and increasingly, the sale of merchandise on the internet and through other home delivery distribution channels is highly competitive. Each product marketed by Creative Products will face competition from companies with far greater financial, distribution, management, advertising and research and development resources than Creative Products. There is no assurance that Creative Products will be successful in obtaining a marketing, distribution or publishing partner to improve its competitive position. Further, there is no assurance that Creative Products will be able to establish a long-term presence in a market for children's products that is often dominated or influenced by media trends and popular tastes.

LACK OF A CURRENT MARKET FOR CREATIVE PRODUCTS' COMMON STOCK MAKES THE FUTURE PERFORMANCE OF CREATIVE PRODUCTS COMMON STOCK DIFFICULT TO PREDICT.

There is no current public market for Creative Products' common stock. Creative Products intends to file a listing application to have its common stock traded on the OTC Bulletin Board as soon as practicable after the spin-off. There is no assurance that Creative Products will be able to qualify for trading on the OTC Bulletin Board. Even if Creative Products qualifies for trading on the OTC Bulletin Board, there can be no guarantee that a market for Creative Products common stock will develop or be maintained. No assurance can be given regarding the prices at which Creative Products' common stock will trade after the spin-off. Until Creative Products' common stock is distributed and an orderly market develops, the price at which Creative Products' common stock trades may fluctuate significantly.

THE TRADING PRICES OF CARING PRODUCTS' AND CREATIVE PRODUCTS' COMMON STOCK AFTER THE SPIN-OFF IS UNCERTAIN.


As a result of the spin-off, you will own shares of Caring Products and Creative Products common stock. Following the spin-off, the Caring Products shares will continue to be traded on the OTC Bulletin Board, but unless and until Creative Products' common stock becomes listed for trading on the OTC Bulletin Board there will be no organized market for the shares of Creative Products you will receive through the spin-off. The combined price of the Caring Products and Creative Products common stock may be greater or less than, or equal, to the trading price of Caring Products' common stock immediately prior to the spin-off.


CREATIVE PRODUCTS IS PROJECTED TO LOSE MONEY AND GENERATE NEGATIVE CASH FLOW FOR THE FORESEEABLE FUTURE AND MAY NEVER BECOME PROFITABLE.

Creative Products expects to incur operating losses and to generate negative cash flow during the completion of Creative Products' product line. Even if Creative Products is successful in defining one or more distribution channels for Creative Products' products with the assistance of a strategic partner, no assurance can be given that Creative Products will achieve or sustain profitability or positive cash flow from operating activities in the future or that it will generate sufficient cash flow to service its operating obligations.

CREATIVE PRODUCTS' GROWTH DEPENDS ON THE CONTINUED SERVICES OF SUSAN SCHRETER.

Creative Products is dependent on the continued services of Susan A. Schreter, who currently has day to day management responsibilities for Caring Products. If Ms. Schreter is unable to continue to design and develop products for retail and internet commercialization, Creative Products' business may be adversely affected. On September 24, 1999, Creative Products entered into a three-year employment agreement with Susan Schreter, which is subject to automatic one-year extensions unless terminated by Ms. Schreter or Creative Products. Under the terms of the agreement, Ms. Schreter is to spend up to 25% of her time working for Creative Products and is to receive a $25,000 salary for her services to Creative Products. If in the opinion of Creative Products' Board of Directors, Mr. Schreter needs to devote 100% of her efforts to the business of Creative Products and Ms. Schreter is legally permitted to devote such efforts under the terms of her employment agreement with Caring Products, she will receive a $150,000 salary. Also, as part of the employment agreement, Creative Products sold to Ms. Schreter 384,000 shares of its common stock for an aggregate cash consideration of $19,200, which consideration the independant directors of Creative Products concluded represented no less than the fair value of such shares. In reaching such conclusion, the independent directors took into consideration, among other things, an appraisal of such shares that was conducted by an independent valuation firm. The 384,000 shares are being held in escrow until the completion of the spin-off. In the event the spin-off is not completed prior to March 31, 2000, Creative Products has the right to repurchase the 384,000 shares at $0.05 per share. Ms. Schreter is also entitled to participate in certain employee benefit programs that are, or may in the future be, offered by Creative Products.

CREATIVE PRODUCTS' DIRECTORS HAVE LIMITED PERSONAL LIABILITY FOR THEIR ACTIONS.

Subject to limitations imposed by Delaware law, Creative Products' Certificate of Incorporation provides that its directors will not be personally liable to shareholders for monetary damages if they breach their fiduciary duty of care as a director, including breaches which constitute gross negligence. Thus, under certain circumstances, neither Creative Products nor its shareholders will be able to recover damages even if directors take actions which may be harmful to shareholder interests.

CREATIVE PRODUCTS' SHAREHOLDERS MAY EXPERIENCE DILUTION FROM THE EXERCISE OF OUTSTANDING WARRANTS, FUTURE OFFERING OF SECURITIES AND EMPLOYEE STOCK OPTION PROGRAMS.

Creative Products may, in the future adopt incentive programs or benefit plans. The issuance of additional securities or the exercise of any options or warrants will dilute the percentage ownership of your common stock. In addition, the exercise of any warrants or options could adversely affect the prevailing market price of Creative Products' common shares.

THE PRICE OF CREATIVE PRODUCTS' COMMON SHARES CAN FLUCTUATE SIGNIFICANTLY, SOMETIMES IN A MANNER UNRELATED TO THE PERFORMANCE OF CREATIVE PRODUCTS.

There is no public market for Creative Products' common stock. The price of Creative Products' common shares could vary widely in response to various factors and events, including:

          - the listing of Creative Products securities on a national exchange or market;

          - the number of common shares being sold and purchased in the marketplace;

          -    variations in our operating results;

          -    press reports;

          -    regulation and industry trends;

          - rumors of significant events which can circulate quickly in the marketplace, particularly over the internet; and

          - the difference between our actual results and the results expected by shareholders and analysts.

In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has often been instituted against such company. Such litigation could result in substantial costs and a diversion of management's attention and resources.

CREATIVE PRODUCTS DOES NOT INTEND TO PAY DIVIDENDS.

Creative Products does not intend to pay any dividends in the foreseeable future. Creative Products intends to retain its cash for continued development and expansion of its business. Any future payment of a cash dividend on Creative Products' common stock will be dependent upon the financial condition of Creative Products and other factors deemed relevant by Creative Products' Board of Directors.

THERE IS INTENSE COMPETITION FOR INTERNET-BASED BUSINESS.

The number of web sites competing for the attention and spending of members, users and advertisers has increased and we expect it to continue to increase. Creative Products may compete for users and advertisers with the following types of companies:

          - Online services or web sites targeted at women, such as www.Women.com, www.womenconnect.com, www.family.com, www.ivillage.com, womencentral.msn.com, www.oxygen.com and www.familyeducation.com;

          - Web search and retrieval and other online service companies, commonly referred to as portals, such as Excite, Inc., Infoseek Corporation, Lycos, Inc. and Yahoo! Inc.; and

          - Publishers and distributors of traditional media, such as magazines like Parents, television, radio and other print.

TO BRING ITS PRODUCTS TO MARKET, CREATIVE PRODUCTS MAY RELY ON STRATEGIC
PARTNERS.

Because of Creative Products' lack of resources to compete effectively in a market which requires significant advertising and product distribution resources, it may seek an alliance with a larger consumer, media or publishing partner. There can be no assurance that Creative Products will be able to find acceptable strategic or joint venture marketing partners, and due to the lack of control, there can no assurance that any such joint venture will operate in a manner that increases the value of Creative Products' business.

                         CAUTIONARY STATEMENT REGARDING
                           FORWARD-LOOKING STATEMENTS

The following statements are or may constitute forward-looking statements:

          - statements set forth in this Information Statement or statements incorporated by reference from documents Caring Products has filed with the Securities and Exchange Commission, including possible or assumed future results of Caring Products' operations, including but not limited to any statements contained herein or therein concerning:

               -    revenues for the near term;

               - the resolution of any intellectual property infringement claims;

               - the status, effectiveness and projected completion of Year 2000 initiatives;

               -    the outcome of potential litigation;

               - Caring Products' expectations concerning its profitability in 1999 and Caring Products' ability to generate positive cash flows in the year 2000;

               -    the outcome and success of the spin-off;

          - any statements preceded by, followed by or that include the words "believes," "expects," "predicts," "anticipates," "intends," "estimates," "should," "may" or similar expressions; and

          - other statements contained or incorporated by reference in this Information Statement regarding matters that are not historical facts.

Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such factors include:

          -    general economic and business conditions;

          -    technology changes;

          -    competition;

          -    changes in business strategy or development plans;

          -    the ability to attract and retain qualified management and staff;

          - liability and other claims which might be asserted against Creative Products;

          - other factors referenced in this Information Statement, including without limitation under the captions "Summary", "Risk Factors", "Management's Discussion and Analysis of Financial Condition and Results of Operations of Creative Products" and "Business of Caring Products and Creative Products after the spin-off."

You should not place undue reliance on such statements, which speak only as of the date that they were made. Caring Products' independent public accountants have not examined or compiled the forward-looking statements and, accordingly, do not provide any assurance with respect to such statements. These cautionary statements should be considered in connection with any written or oral forward-looking statements that Caring Products or Creative Products may issue in the future. Caring Products does not undertake any obligation to release publicly any revisions to such forward-looking statements after the effective date of this Information Statement.

                        THE SPIN-OFF OF CREATIVE PRODUCTS

GENERAL

Caring Products intends to "spin-off" all of the shares of Creative Products owned by Caring Products, which now represents 80% of the issued and outstanding common stock of Creative Products. In the spin-off transaction (the "spin-off"), Caring Products will distribute to its shareholders one-half share of Creative Products' common stock for each share of Caring Products' common stock owned on June 30, 1999. No fractional shares will be distributed through the spin-off. All fractional shares will be rounded up to the nearest whole share. To the extent necessary to round up fractional shares, Caring Products will subscribe for additional shares of Creative Products' common stock. Following the spin-off, Creative Products will be a separate company, no longer owned in any way by Caring Products, although there will be some overlapping management. shareholders who hold shares of Caring Products' common stock through brokerage and "street name" accounts should expect to receive an account statement from their brokerage firm reflection the number of shares of Creative Products' common stock received by such shareholder in the spin-off. Following the spin-off, shareholders who hold through brokerage accounts may request physical certificates of their shares of Creative Products' common stock.

No holder of Caring Products' common stock will be required to pay any cash or other consideration for shares of Creative Products' common stock received in the spin-off or to surrender or exchange shares of Caring Products' common stock in order to receive shares of Creative Products' common stock.

MANNER OF EFFECTING THE SPIN-OFF

Following the spin-off, each Caring Products' shareholder of record on June 30, 1999 will receive a Creative Products' stock certificate which represents the Creative Products' common stock owned by such shareholder. Shareholders that hold shares of Caring Products' common stock through brokerage and "street name" accounts should expect to receive an account statement from their brokerage firm reflecting the number of shares of Creative Products' common stock received by such shareholder in the spin-off. Following the spin-off, shareholders who hold through brokerage accounts may request physical certificates for their shares of Creative Products' common stock. Creative Products expects to mail such stock certificates to shareholders on or about December 31, 1999, but this could be delayed.

No holder of Creative Products' common stock will be required to pay any cash or other consideration for shares of Creative Products' common stock received in the spin-off or to surrender or exchange shares of Creative Products' common stock in order to receive shares of Creative Products' common stock. However, holders will be required to pay income taxes as a result of the spin-off.

REASONS FOR THE SPIN-OFF

Creative Products intends to develop and pursue business opportunities that will have, as compared to the business currently carried out through Caring Products, differences with respect to markets and capital requirements and will require a different business plan. Caring Products' primary business is the marketing of incontinence products to retail, wholesale and healthcare customers. The primary business of Creative Products is the development and commercialization of certain products that help parents teach young children good habits, safety and social skills and develop related internet business opportunities.

The Board of Directors of Caring Products approved the spin-off for the following principal reasons:

Management Focus. Caring Products and Creative Products have different dynamics and product development cycles, service different customers, are subject to different competitive forces and must be managed with different long-term and short-term strategies and goals. Caring Products believes that separating its businesses into two independent public companies, each with its own management team and board of directors is necessary to address current and future management issues and considerations that result from operating these diverse businesses within a single company. The separation will enable Creative Products to put in place a management team with skills conducive to growing a company with interests in media, children's consumer products and promotion and licensing of animated characters. The separation will enable the management of each business to manage that business, and to adopt and implement strategies for that business, solely with regard to the needs and objectives of that business. In addition, as a result of the separation, and with the exception of Ms.
Schreter, who will work with both companies, the management of each business will be able to devote its full attention to managing that business.

Capital Structure. Caring Products believes that the spin-off will allow each of the companies to organize its capital structure and allocate its resources to support the very different needs and goals of the particular business. Capital borrowings can be tailored to the specific needs of each business. Each business will be able to allocate its resources without considering the needs of the other business.

Attracting and Retaining Key Employees. Caring Products' Board of Directors believes that the ability to attract and retain key personnel is fundamental to its ability to establish viable businesses. The spin-off will enable each company to establish focused equity-based compensation programs that should enable each of them to better attract and retain key personnel.

Investor Understanding. Potential debt and equity investors and securities analysts should be able to better evaluate the financial performance of each company and their respective strategies, thereby enhancing the likelihood that each will achieve appropriate market recognition. The stock of each of the two companies will also appeal to investors with differing investment objectives, and will allow investors to focus their investments more directly to the areas of their primary interest.

Cost Savings. Each company should be able to rationalize better is organizational structure after the spin-off.

BOARD AND SHAREHOLDER APPROVAL; APPRAISAL RIGHTS

After careful consideration, the Caring Products Board of Directors unanimously approved the spin-off. Caring Products will not hold a meeting or solicit proxies for the spin-off, as no approval of the Creative Products' spin-off is requested under Delaware law. Under Delaware law, Caring Products' shareholders have no right to an appraisal of the value of their shares in connection with the spin-off.

OUTSIDE CONSULTANTS

Neither Caring Products or Creative Products has engaged a consultant or other outside party to prepare a report, opinion or appraisal with respect to the spin-off.

REASONS FOR FURNISHING THE INFORMATION STATEMENT TO CARING PRODUCTS SHAREHOLDERS

This Information Statement is being furnished by Caring Products solely to provide information to Caring Products' shareholder who will receive the Creative Products' common stock in the spin-off. It is not, and is not to be construed as, an inducement or encouragement to buy or sell and securities of Caring Products or Creative Products. The information contained in this Information Statement is believed by Caring Products and Creative Products to be accurate as of the date set forth on its cover. Changes may occur after that date, and neither Caring Products nor Creative Products will update the information except in the normal course of their respective public disclosure practices.

LISTING AND TRADING OF CARING PRODUCTS' COMMON STOCK AND CREATIVE PRODUCTS' COMMON STOCK

After the spin-off, the common stock of Caring Products will continue to be traded on the OTC Bulletin Board under the symbol BDRY. Creative Products expects to file a listing application with the OTC Bulletin Board as soon as practicable after the completion of the spin-off. The combined trading prices of Caring Products' common stock and Creative Products' common stock may be greater or less than, or equal to, the trading price of Caring Products' common stock immediately prior to the spin-off.

Creative Products initially will have approximately 134 shareholders of record based upon the number of shareholders of record of Caring Products as of June 30, 1999. The prices at which the Creative Products' common stock will trade will be determined by the marketplace and may be influenced by many factors, including, among others, the depth and liquidity of the market for the Creative Products' common stock, investor perception of Creative Products and the healthcare industry, Creative Products' dividend policy and general economic and market conditions.

Shares of Creative Products' common stock distributed to Caring Products' shareholders in the spin-off will be freely transferable, except for securities received by persons who may be deemed to be "affiliates" of Creative Products after the spin-off, which generally include individuals or entities that control, are controlled by, or are under common control with, Creative Products and may include certain officers and directors of Creative Products as well as principal shareholders of Creative Products. Persons who are affiliates of Creative Products will be permitted to sell their shares of Creative Products' common stock only pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The discussion of U.S. Federal income tax consequences set forth below is a summary only and is not intended to address the specific tax consequences to each Caring Products shareholder or those of Caring Products. Each shareholder should consult his own tax advisor as to the Federal, state, local and foreign tax consequences of the spin-off to such shareholder.


The spin-off of Creative Products will be a taxable distribution under the Internal Revenue Code of 1986, as amended (the "Code"). Caring Products will recognize gain equal to the excess of (x) the fair market value of the Creative Products common stock on the distribution date, over (y) Caring Products' adjusted tax basis in the Creative Products common stock on such date. Each shareholder of Caring Products common stock who receives Creative Products common stock in the spin-off will be treated as receiving a distribution in an amount equal to the fair market value of such Creative Products common stock on the distribution date. The amount received in the distribution will not be taxable as a dividend to such shareholder assuming Caring Products, taking into consideration the gain recognized by Caring Products in this spin-off, does not have any current or accumulated earnings and profits which cannot be determined until Caring Products' fiscal year-end. If Caring Products has no current or accumulated earnings and profits, then the distribution of Creative Products common stock will be a nontaxable return of capital to the extent of each shareholder's adjusted tax basis in the Caring Products common stock, with any remaining amount being taxed as a capital gain, assuming such shareholder has held the Caring Products common stock as a capital asset. If such shareholder has held the Caring Products common stock for more than one year, the capital gain will be subject to long-term capital gains rates. While historically Caring Products has incurred net operating results, and thus has no current or accumulated earnings and profits, in the event that at fiscal year-end it has current earnings and profits, the distribution to its shareholders will be taxable as a dividend to the extent of the fair market value of the Creative Products common stock not to exceed the amount of Caring Products' current earnings and profits. Any amount of the distribution in excess of Caring Products' current earnings and profits would be treated as a nontaxable return of capital as described above.


The tax basis in a shareholder's share of Caring Products common stock after the spin-off will be reduced by the portion of the distribution, if any, that was treated as a nontaxable return of capital. The tax basis of such shareholder's shares of Creative Products common stock received in the spin-off will be their fair market value as of the distribution date, and the holding period for such shares will commence the day following the distribution.

             MANAGEMENT OF CREATIVE PRODUCTS FOLLOWING THE SPIN-OFF

After the spin-off, the following officers and directors shall serve Creative Products. Additional directors are expected to be named following the spin-off.

         Susan A. Schreter       38     Chairman of the Board, CEO, and Director

         Lisa Indovino           37     Director

         Joan Lundgren           46     Director

Susan A. Schreter has been president and a director of Caring Products International, Inc. since January 1993 where she was responsible for the design and commercialization of Caring Products' products as well as other executive functions. She will continue to serve as president and a director of Caring Products International, Inc. following the spin-off. From July 1985 to December 1992 she was president of Beta International, Inc., New York, New York, a firm providing consulting services to growing companies, private business investors and buy-out funds in the areas of acquisition due diligence, cash flow planning, strategic business planning and capital investment. From February 1992 to January 1995, Ms. Schreter served as a director of Omnicorp Limited, a provider of environmental services.

Lisa Indovino is a telecommunications expert with over 15 years of specialization in the commercialization planning and market introductions of new internet and cellular technologies. Since 1997 she has been Director of Business Development at Lucent Technologies where she is responsible for identifying internet based acquisition and joint venture opportunities. From 1993 to 1996, Ms. Indovino was Executive Vice President and a founding partner of Customer Information, Inc. of Randallstown, Maryland, a firm which provided telecommunications technology research and consulting to Fortune 500 companies including IBM. From 1992 to 1993, Ms. Indovino was a Program Manager for Mercedes-Benz of North America, Montvale, New Jersey where she was responsible for the design and implementation of the company's first nationwide cellular program to Mercedes dealerships.

Joan Lundgren served as Vice President of Retail Chain Sales for Caring Products International, Inc. from February 1995 to August 1999 where she was responsible for product introduction to retail chains and development of in-store advertising programs and "roto's" promotional programs. From March 1988 to January 1995, Ms. Lundgren worked as Senior Vice President for Yegen Associates and an affiliate of Yegen Associates, Lion Associates, in Paramus, New Jersey. Ms. Lundgren was responsible for the marketing program development and credit quality standard review for a privately-held consumer lending organization which had 75 offices nationwide. Ms. Lundgren has served in other marketing and sales capacities in the financial services and banking sector.

                    SELECTED CREATIVE PRODUCTS FINANCIAL DATA

     The following table sets forth certain selected shareholder equity data. All the data should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations of Creative Products" and Creative Products' financial statements and notes thereto.

                   [ON PETERSON SULLIVAN P.L.L.C. LETTERHEAD]

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
Creative Products International, Inc.
Seattle, Washington

We have audited the accompanying balance sheet of Creative Products International, Inc. (a development stage company) as of September 30, 1999, and the related statements of income, stockholder's equity, and cash flows for the period March 25, 1999 (date of incorporation) to September 30, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of September 30, 1999, and the results of its operations and its cash flows for the period from March 25, 1999 (date of incorporation) to September 30, 1999, in conformity with generally accepted accounting principles.

/s/ PETERSON SULLIVAN P.L.L.C.

October 5, 1999


                      CREATIVE PRODUCTS INTERNATIONAL, INC.
                          (A Development Stage Company)

                                  BALANCE SHEET
                               September 30, 1999

Current asset - cash                                                                             $        350,000

Intangible assets                                                                                         160,981
                                                                                                 -----------------

                                                                                                 $        510,981
                                                                                                 =================

Stockholder's Equity
     Common stock, par value $.01 per share, 15,000,000 shares
        authorized, 1,528,172 shares issued and outstanding                                      $         15,282
     Additional paid-in capital                                                                           500,370
     Retained earnings (deficit)                                                                           (4,671)
                                                                                                 -----------------

                                                                                                 $        510,981
                                                                                                 =================

                                        See Notes to Financial Statements

                     CREATIVE PRODUCTS INTERNATIONAL, INC.
                         (A Development Stage Company)

                              STATEMENT OF INCOME
          March 25, 1999 (Date of Incorporation) to September 30, 1999


Amortization expense                                                                             $
                                                                                                            4,671
                                                                                                 -----------------

Net (loss)                                                                                       $         (4,671)
                                                                                                 =================


Net (loss) per common share                                                                      $          (0.14)
                                                                                                 =================


                       See Notes to Financial Statements



                      CREATIVE PRODUCTS INTERNATIONAL, INC.
                          (A Development Stage Company)

                        STATEMENT OF STOCKHOLDER'S EQUITY
          March 25, 1999 (Date of Incorporation) to September 30, 1999



                                                               Common Stock
                                                       -----------------------------
                                                                                       Additional       Retained
                                          Date of         Number                         Paid-In        Earnings
                                        Transaction      of Shares      Par Value        Capital        (Deficit)         Total
                                  -------------------- -------------   -------------  --------------  --------------  --------------
Shares issued to parent
     for cash                      March 25, 1999                      $              $      50,000   $               $
                                                                  1               -                               -          50,000

Intangible assets contributed
     by parent at historical cost  June 30, 1999                                            165,652                         165,652
                                                                  -               -                               -

Shares issued to parent
     for cash                      September 27, 1999     1,528,171          15,282         284,718                         300,000
                                                                                                                  -

Net loss                                                                                                     (4,671)
                                                                  -               -               -                          (4,671)
                                                       -------------   -------------  --------------  --------------  --------------

                                                          1,528,172    $     15,282   $     500,370   $      (4,671)   $    510,981
                                                       =============   =============  ==============  ==============  ==============


                                                See Notes to Financial Statements



                      CREATIVE PRODUCTS INTERNATIONAL, INC.
                          (A Development Stage Company)

                        STATEMENT OF CASH FLOWS March 25,
               1999 (Date of Incorporation) to September 30, 1999


Cash Flows from Operating Activities
     Net loss                                                                                    $         (4,671)
     Amortization expense                                                                                   4,671
                                                                                                 -----------------

              Net cash provided from operating activities                                                       -


Cash Flows from Financing Activities, proceeds from issuance
     of common stock to parent                                                                            350,000

Cash at March 25, 1999 (date of incorporation)
                                                                                                                -
                                                                                                 -----------------

Cash at September 30, 1999                                                                       $        350,000
                                                                                                 =================

                                        See Notes to Financial Statements


                          NOTES TO FINANCIAL STATEMENTS

Note 1.  Organization and Description of Business

Creative Products International, Inc. ("the Company") was incorporated on March 25, 1999, in Delaware as a wholly-owned subsidiary of Caring Products International, Inc. In June 1999, Caring Products International, Inc. announced the spin-off of the Company's outstanding common shares as a dividend to its shareholders. The spin-off is expected to occur prior to December 31, 1999.

The Company is in the development stage. The Company's objective is to commercialize educational and consumer products for children under the age of six, as well as other Internet-based promotion, marketing and merchandising. Management anticipates that these products, once developed, will be offered to consumers through retail, catalog and Internet sources. The Company plans to seek additional financing through strategic partnerships in the publishing, media, video production, consumer products and electronic commerce markets. At June 30, 1999, Caring Products International, Inc. transferred its intellectual property associated with toddler training products together with other complementary items to the Company to assist in achieving its business objective.

The Company's fiscal year will end annually on December 31.


Note 2.  Summary of Significant Accounting Policies

Cash

Cash consists of an amount held in a demand deposit account. The amount held in this account at September 30, 1999, exceeds the Federally insured limit.

Intangible Assets

Intangible assets consist of the following:

         Purchased technology                                                      $         72,656
         Patent                                                                              43,181
         Copyright                                                                           29,583
         Trademark                                                                           20,232
                                                                                  ------------------

                                                                                            165,652
         Less accumulated amortization                                                       (4,761)
                                                                                  ------------------

                                                                                    $       160,981
                                                                                  ==================

These assets were transferred to the Company by Caring Products International, Inc. at historical cost at June 30, 1999. Amortization is recorded using the straight-line method over the estimated useful lives of the assets which does not exceed ten years.


The Company periodically reviews intangible assets to assess recoverability. Impairment will be recognized in results of operations when intangible assets are deemed unrecoverable. Management has determined that these intangible assets will be recoverable.

Revenue Recognition

The Company will recognize revenue as contractual terms are satisfied.

Advertising

Advertising costs will be expensed during the period incurred.

Research and Development

Research and development costs will be expensed during the period incurred.

Stock-Based Compensation

Compensation expense for employee stock option or purchase plans is to be measured by the excess, if any, of the market price of the

Company's stock at the measurement date over the amount an employee is required to pay for the stock. There was no stock-based compensation for the period ended September 30, 1999.

Income Taxes

Income taxes are accounted for using the asset and liability approach, which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Deferred income taxes will be provided for the temporary differences between the financial reporting basis and the tax basis of the Company's assets and liabilities. A valuation allowance will be recognized for deferred tax assets not likely to be realized. Deferred taxes are to be measured by the provisions of currently enacted tax laws. The deferred tax asset (approximately $1,400) resulting from the loss at September 30, 1999, has been fully reserved.



Earnings Per Share

Basic earnings per share is computed by dividing income available to common shareholders by the weighted average number of common shares outstanding in the period. Diluted earnings per share takes into consideration common shares outstanding (computed under basic earnings per share) and potentially dilutive common shares; however, there are no dilutive securities. The weighted average number of shares outstanding was 32,343 for the period ended September 30, 1999.

Preferred Stock

The Company has authorized 1,000,000 shares of preferred stock at a par value of $.01 per share. No preferred shares had been issued nor had preferences been determined as of September 30, 1999.

Use of Accounting Estimates in the Preparation of the Financial Statements

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported revenues and expenses during the reporting period. Actual results could differ from those estimates.

Comprehensive Income

The Company had no elements of comprehensive income for the period ended September 30, 1999. Further, there are no other new financial accounting standards which would have an effect on these financial statements.


Note 3.  Employment Agreement

On September 24, 1999, the Company entered into a three-year employment agreement with its chairperson, Susan Schreter. The agreement may be extended in one-year increments. Ms. Schreter is obligated to spend up to 25% of her time on Company business at an annual compensation of $25,000. In the event she devotes 100% of her time to the Company, she will receive an annual salary of $150,000.

On October 4, 1999, the Company sold 384,000 shares of the Company's common stock to Ms. Schreter for $19,200 in cash. As part of the employment agreement, these shares are held in escrow until the spin-off discussed in Note 1 is completed. If the spin-off is not completed before March 31, 2000, the Company has the right to purchase the escrowed shares for $19,200.


Note 4.  Warrant

On August 25, 1999, the Company entered into an agreement with a Hong Kong based company for the identification of product manufacturing sources in China. As part of the agreement, the Company is obligated to issue a warrant to purchase 26,000 shares of its common stock upon the first successful shipment of product from China. The exercise price of the warrant is to be determined by the closing bid price of the Company's shares on the date of approval of the product by the Company's board of directors which is to occur within 30-days of shipment. The warrant is for a five-year period beginning on the date of Board approval.

                      MANAGEMENT'S DISCUSSION AND ANALYSIS
                         OF CREATIVE PRODUCTS OPERATIONS

         The following discussion should be read in conjunction with Creative Products' Financial Statements and Notes set forth elsewhere in this Information Statement.

OVERVIEW

         Creative Products is a development stage company organized to commercialize certain educational and consumer products geared to children under the age of six, as well as other internet-based promotion, marketing and merchandising businesses. Management anticipates that these products, once developed, will be offered to consumers through retail, catalog and the internet. Creative Products plans to seek to finance the development of its business through strategic partnerships in the publishing, media, video production, consumer products and electronic commerce markets.

PLAN OF OPERATION

         The management of Creative Products believes that while there are many educational products on the market which help teach young children the alphabet and beginning arithmetic, there is no single brand of products or collection of animated characters synonymous with helping parents teach young children all the "basics" of good habits and behavior in a highly consistent and reliable way. Creative Products is attempting to be the first such company. Creative Products' line of merchandise incorporates educational activities and teaching techniques in playful games, activities and story lines which feature engaging, "cool" animated characters. It is expected that these underlying positive behavior themes will be a strong competitive advantage affecting parent purchasing decisions and support of the brand.

         Creative Products intends to employ an innovative cross-media strategy to market and promote the selected products and brand names to parents as a source of high quality parenting information and products. Creative Products is developing several parent guide books, designed to help parents introduce new skills in sensible, child-friendly stages to maximize child interest and retention. These books and companion products have been designed to be sold through retail, catalog, television and internet distribution channels.

         Creative Products has developed a line of 28 animated children's characters, called the Booster Kids and several animated animal characters that help the Booster Kids overcome fears, learn new skills, recognize safety concerns, resolve disputes and promote good-natured behavior at home and in public. These characters are being incorporated into a library of 30 rhyming stories, song tapes, video and children's television concepts and various other "kit" and learning skills development products. The management of Creative Products intends to explore opportunities for developing a presence for its animated characters and branded, positive educational themes on public, cable or major network television.

         Creative Products expects that it will seek to expand the range of products that feature the Booster Kids and other Booster characters through licensing or private label relationships with established consumer product companies and media companies. Products that may be most conducive to licensing, private label or promotional merchandising include bubble bath, soaps, sleepwear, wash cloths, towels, bath toys, tooth brushes, birthday party ware and toy figurines.

         Additionally, Creative Products intends to contract a feasibility study to determine the capital and technical requirements associated with Creative Products internet plans. Creative Products has reserved the domain name BoosterBasics.com as one of its first intended sites for the promotion of various children's animated properties and the sale of related Booster Basics consumer and educational products. Creative Products anticipates that it will offer parenting information, featured articles written by pre-school teachers, child psychologists, education experts, pediatricians, parents and grandparents, step-by-step topic specific teaching programs, topic specific gift sets of related consumer and educational products, and an on-line children's animated activity center through BoosterBasics.com. This activity center plans to introduce several highly innovative features including an on-line "read to me" story section with topic-driven and character selection flexibility. Contests, free "printables" and posters and other features may be developed to frequently draw both parents and children to the site.

         Given the targeted demographic orientation of BoosterBasics.com's audience, the management of Creative Products will explore other revenue generating features of its web site including banner advertising, promotional feature coupon merchandising, sponsorship arrangements and sale of other products that have appeal to households with children under the age of six.

RESULTS OF OPERATIONS

         Since the conclusion of the first test market of the BumberChute product line in 1994 and 1995, there have been very limited revenues and expenses generated by Caring Products of non-adult incontinence related products. Other than through the amortization of intellectual property, no revenues or expenses have been generated by Creative Products since its organization on March 25, 1999.

LIQUIDITY AND CAPITAL RESOURCES

         Creative Products' primary source of liquidity are cash deposits of $50,000 and $300,000 made by Caring Products on March 25, 1999 and on September 27, 1999 respectively. Creative Products has no long-term debt or other contingent obligations. In addition, Creative Products received $19,200 from the sale of 384,000 shares of common stock to Susan Schreter in connection with her employment agreement with Creative Products.

         Creative Products expects that it will seek to raise additional capital through the sale of common stock or other securities to strategic product distribution partners and investors. Creative Products also will seek to license some or all of its animated characters and developed books and video concepts to potential media or publishing partners. There is no assurance that Creative Products will be able to secure additional financing, through debt or equity, which is required to complete development of its products, organize a workable internet web site that can accept product orders or develop income producing promotional businesses or ultimately implement its retail product commercialization plan.

YEAR 2000 COMPLIANCE

         Creative Products has no software, computer equipment or other electronic equipment that could be adversely affected by the rollover to the year 2000 in place. It intends to purchase software, products and information systems in the future, which it expects will use a four-digit year code. As a result, Creative Products believes that its software, products and information systems will function properly with respect to dates in the Year 2000 and thereafter. Creative Products cannot assure you, however, that its technology, products, software and systems or the products, software, and systems of our manufacturers, distributors, vendors, or customers will function properly with respect to dates in the Year 2000 and thereafter. Any resulting system failures could harm Creative Products' business. Creative Products has identified its critical manufacturers, distributors, vendors, or customers and is monitoring their Year 2000 compliance programs. Creative Products is also in the process of establishing its contingency plans, which it expects to substantially complete by November 1999. The failure of any of its manufacturers, distributors, vendors, or customers to adequately address the Year 2000 problem or the failure by Creative Products to successfully implement its contingency plans could harm Creative Products' business. The cost of the Year 2000 monitoring of Creative Products' critical manufacturers, distributors, vendors, or customers is not expected to be material to our results of operations or financial position.

                         DESCRIPTION OF CARING PRODUCTS'
                      AND CREATIVE PRODUCTS' CAPITAL STOCK

DESCRIPTION OF CARING PRODUCTS' CAPITAL STOCK

         The authorized capital stock of Caring Products consists of 75,000,000 shares of common stock, par value $0.01 per share, and 1,000,000 shares of preferred stock, par value $0.01 per share. The following is a summary of certain terms and rights of Caring Products' common stock and preferred stock.

         Preferred Stock

         The Board of Directors is authorized, subject to limitations prescribed by law, to provide for the issuance of the Preferred Stock in series and by filing a certificate pursuant to the Delaware General Corporation Law to establish the number of shares to be included in each series. The Preferred Stock may be issued either as a class without series, or if so determined from time to time by the Board of Directors, either in whole or in part in one or more series, each series to be appropriately designated by a distinguishing number, letter or title prior to the issue of any shares thereof.

         The Board of Directors has the authority to fix the voting power, the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions of the Preferred Stock in the resolution or resolutions adopted by the Board of Directors providing for the issuance of the Preferred Stock.

         Common Stock

         Subject to the provisions of law and the preferences of the Preferred Stock, dividends may be paid on the Common Stock at such time and in such amounts as the Board of Directors may deem advisable.


         The Board of Directors is authorized to effect the elimination of shares of Common Stock purchased or otherwise reacquired by Caring Products from the authorized capital stock or number of shares of Caring Products in the manner provided for in the General Corporation Law of Delaware.

         General Provisions Applicable to Both Common and Preferred Stock

         No holder of Common Stock or Preferred Stock has any pre-emptive right to subscribe to stock, obligations, warrants, rights to subscribe to stock or other securities of any class.

         Subject to the provisions of law and the provisions of Caring Products' Certificate of Incorporation, as amended, Caring Products may issue shares of its Preferred Stock or Common Stock, from time to time for such consideration (not less than the par value or stated value thereof) as may be fixed by the Board of Directors. Shares so issued, for which the consideration has been paid or delivered to Caring Products, shall be deemed fully paid stock, and shall not be liable to any further call or assessments thereon, and the holders of such shares shall not be liable for any further payments in respect of such shares.

DESCRIPTION OF CREATIVE PRODUCTS' CAPITAL STOCK

         The authorized capital stock of Creative Products consists of 15,000,000 shares of common stock, $0.01 par value per share and 1,000,000 shares of preferred stock (the "Preferred Stock"). The following is a summary of certain terms and rights of Creative Products' common stock and preferred stock.

         Preferred Stock

         The Board of Directors is authorized, subject to limitations prescribed by law, to provide for the issuance of the Preferred Stock in series and by filing a certificate pursuant to the Delaware General Corporation Law to establish the number of shares to be included in each series. The Preferred Stock may be issued either as a class without series, or if so determined from time to time by the Board of Directors, either in whole or in part in one or more series, each series to be appropriately designated by a distinguishing number, letter or title prior to the issue of any shares thereof.

         The Board of Directors has the authority to fix the voting power, the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions of the Preferred Stock in the resolution or resolutions adopted by the Board of Directors providing for the issuance of the Preferred Stock.

         Common Stock

         Subject to the provisions of law and the preferences of the Preferred Stock, dividends may be paid on the Common Stock at such time and in such amounts as the Board of Directors may deem advisable.

         The Board of Directors is authorized to effect the elimination of shares of Common Stock purchased or otherwise reacquired by Creative Products from the authorized capital stock or number of shares of Creative Products in the manner provided for in the General Corporation Law of Delaware.

         General Provisions Applicable to Both Common and Preferred Stock

         No holder of Common Stock or Preferred Stock has any pre-emptive right to subscribe to stock, obligations, warrants, rights to subscribe to stock or other securities of any class.

         Subject to the provisions of law and the provisions of Creative Products' Certificate of Incorporation, as amended, Creative Products may issue shares of its Preferred Stock or Common Stock, from time to time for such consideration (not less than the par value or stated value thereof) as may be fixed by the Board of Directors. Shares so issued, for which the consideration has been paid or delivered to Creative Products, shall be deemed fully paid stock, and shall not be liable to any further call or assessments thereon, and the holders of such shares shall not be liable for any further payments in respect of such shares.

PENNY STOCK RULES

         The Securities and Exchange Commission has adopted Rule 15g-9 which established the definition of a "penny stock", for the purposes relevant to Creative Products, as any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require: (I) that a broker or dealer approve a person's account for transactions in penny stocks; and (ii) the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased. In order to approve a person's account for transactions in penny stocks, the broker or dealer must (I) obtain financial information and investment experience objectives of the person; and (ii) make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks. The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prepared by the Commission relating to the penny stock market, which, in highlight form, (I) sets forth the basis on which the broker or dealer made the suitability determination; and (ii) that the broker or dealer received a signed, written agreement from the investor prior to the transaction. Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. If Creative Products' stock is listed at a price of less that $5.00 the stock will be a penny stock. As a penny stock the shares could be less liquid than if the stock was not so classified.


SECTION 203 OF THE DELAWARE GENERAL CORPORATION LAW

         Creative Products is subject to the provisions of Section 203 of the Delaware General Corporation Law ("DGCL"). Subject to certain exceptions,
Section 203 of the DGCL prohibits a publicly-held Delaware corporation from engaging in a "business combination" with an "interested shareholder" for a period of three years after the date of the transaction in which the person became an interested shareholder. Subject to certain exceptions, an "interested shareholder" is a person who, together with affiliates and associates, owns, or within three years did own, 15% or more of the corporation's voting stock. A "business combination" includes (1) mergers, consolidations and sales or other dispositions of 10% or more of the assets of a corporation to or with an interested shareholder, (2) certain transactions resulting in the issuance or transfer to an interested shareholder of any stock of such corporation or its subsidiaries, and (3) other transactions resulting in a disproportionate financial benefit to an interested shareholder.

         The restrictions of Section 203 of the Delaware General Corporation Law do not apply where: (1) the business combination or the transaction in which the shareholder becomes interested is approved by the corporation's Board of Directors prior to the date the interested shareholder acquired its shares; (2) the interested shareholder acquired at least 85% of the outstanding voting stock of the corporation in the transaction in which the shareholder became an interested shareholder excluding, for determining the number of shares outstanding, shares owned by persons who are directors as well as officers and by employee stock plans in which participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or (3) the business combination is approved by the Board of Directors and the affirmative vote of two-thirds of the outstanding voting stock not owned by the interested shareholder at an annual or special meeting.

         The business combinations provisions of Section 203 of the DGCL may have the effect of deterring merger proposals, tender offers or other attempts to effect changes in control of Creative Products that are not negotiated with and approved by the Board of Directors.


                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The spin-off will be on the basis of one-half share of Creative Products common stock for each share of Caring Products common stock owned on June 30, 1999. In connection with the spin-off, no options or warrants will be issued to holders of Caring Products options or warrants as of June 30, 1999.

         The following table sets forth certain information regarding the anticipated beneficial ownership of Creative Products common stock following the spin-off by (i) each person anticipated by Caring Products to own beneficially 5% or more of the Creative Products common stock and (ii) the directors and officers of Creative Products; and all directors and officers of Creative Products as a group. Unless otherwise indicated, the information in the table is based upon the actual holdings of Caring Products common stock as of June 30, 1999 and such information is derived based upon the hypothetical assumption that the effective date of the spin-off was June 30, 1999, so as to inform the reader what the beneficial ownership of Creative Products common stock would have been at that time. Actual ownership on the spin-off Payment Date may vary from that shown in the table.


         Unless otherwise indicated, all persons listed have sole voting power and investment power with respect to such shares, subject to community property laws, where applicable, and the information contained in the notes to the table.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

                                                                          NUMBER OF                %
NAME AND ADDRESS OF BENEFICIAL OWNER                                     SHARES OWNED            OWNED
------------------------------------                                     ------------            -----
Susan A. Schreter                                                          468,447*              24.5%
c/o Creative Products International, Inc.
5843 Woodlawn Ave. N
Seattle, WA 98103

*This number includes 384,000 shares that were sold to Ms. Schreter on October 4, 1999 in connection with her employment agreement with Creative Products.

SECURITY OWNERSHIP OF MANAGEMENT



                                                                          NUMBER OF                %
NAME AND ADDRESS OF BENEFICIAL OWNER                                     SHARES OWNED            OWNED
------------------------------------                                     ------------            -----
Susan A. Schreter                                                          468,447*              24.5%
c/o Creative Products International, Inc.
5843 Woodlawn Ave. N
Seattle, WA 98103

Lisa Indovino                                                                 --                  --
118 Bellevue Ave
Upper Montclaire, NJ 07043



                                                                          NUMBER OF                %
NAME AND ADDRESS OF BENEFICIAL OWNER                                     SHARES OWNED            OWNED
------------------------------------                                     ------------            -----
Joan Lundgren                                                               32,500               1.7%
326 Prospect Ave.
Hackensack, NJ

All executive officers and directors as a group                            500,947*              26.2%

*This number includes 384,000 shares that were sold to Ms. Schreter on October 4, 1999 in connection with her employment agreement with Creative Products.


                             INDEPENDENT ACCOUNTANTS

         The Board of Directors of Creative Products has selected Peterson Sullivan P.L.L.C. to audit its financial statements for the year ending March 31, 1999.


                       WHERE YOU CAN FIND MORE INFORMATION

The descriptions in this information statement concerning the contents of any contract, agreement or documents are not necessarily complete. For those contracts, agreements or documents that are filed as exhibits to the registration statement, you should read the exhibit for a more complete understanding of the document or subject matter involved.

Because Caring Products is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, it files reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy the registration statement, including the attached exhibits and schedules, and any reports, proxy statements or other information that we file at the Securities and Exchange Commission's public reference room in Washington, D.C. at 450 Fifth Street, N.W., 20549. You can request copies of these documents by writing to the Securities and Exchange Commission and paying a duplicating charge. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the operation of its public reference rooms in other cities. The Securities and Exchange Commission makes our filings available to the public on its internet site (http://www.sec.gov).

The Commission allows companies to "incorporate by reference" information into registration statements that have been previously filed with the Commission, which means that Caring Products can disclose important information to you by referring you to other documents that it filed separately with the Commission. You should consider the incorporated information as if it were reproduced in this prospectus, except for any information directly superseded by information subsequently filed with the Securities and Exchange Commission and incorporated in this registration statements, or directly contained in this registration statements.

Caring Products incorporates by reference the documents listed below which were filed with the Commission under the Securities Exchange Act of 1934, as amended, and any future filings made with the Commission under Sections 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934, as amended, until such time as all of the securities covered by this prospectus supplement have been sold.

          - The registrant's Annual Report on Form 10-KSB for the fiscal year ended March 31, 1998 (filed on July 14, 1999).


          - The registrant's Quarterly Reports on Form 10-QSB for the period ended June 30, 1999 (filed on August 17, 1999) and September 30, 1999 (filed on November 17, 1999).


Caring Products may file additional documents with the Securities and Exchange Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, on or after the date of this registration statement. The Securities and Exchange Commission allows us to incorporate by reference into this registration statement such documents. You should consider any statement contained in this registration statement (or in a document incorporated into this registration statement) to be modified or superseded to the extent that a statement in a subsequently filed document modifies or supersedes such statement.


You may request a copy of these filings, at no cost, by writing or telephoning us at the following address:

Susan A. Schreter
Caring Products International, Inc.
P.O. Box 9288
Seattle, Washington 98109

                                 Exhibit Index


10.1 Restated and Amended Employment Agreement dated September 24, 1999, between Caring Products,
          International, Inc. and Susan A. Schreter


23.1      Consent of Peterson Sullivan P.L.L.C.